UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 17, 2005
                 ----------------------------------------------

                        CONNECTED MEDIA TECHNOLOGIES, INC
 ---------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

000-18689                                            06-1238435
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(Commission File Number)                   (IRS Employer Identification No.)

     950 South Pine Island Road, Suite A150-1094, Plantation, Florida 33324
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               (Address of Principal Executive Offices) (Zip Code)

                                 (954) 727-8218
              (Registrant's Telephone Number, Including Area Code)

                              TRUST LICENSING, INC.
 ---------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

   ITEM 2.03      CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN
                  OLBIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     On May 16, 2005 the Registrant entered into a Loan Extension Agreement with Irrevocable Trust Agreement Number III ("Trust III") pursuant to which the maturity dates of various Notes were extended to December 9, 2005. The specific extensions granted were as follows:

Original Issue Date        Principal Amount          Original Maturity Date             New Maturity Date

August 24, 2004            $ 165,000                 May 25, 2005                       December 9, 2005
October 8, 2004            $  25,000                 July 8, 2005                       December 9, 2005
March 9, 2005              $  55,000(1)              See Note (2) Below.                December 9, 2005 (3)

(1) The March 9, 2005 was structured as a Promissory Note/Line of Credit. As of May 16, 2005, $ 42,000 of principal has been drawn down under this Note.

(2) The original maturity date of the March 9, 2005 Note was the earlier of: (a) the Company receiving a bridge loan or equity investment that nets the Company at least $ 300,000; or (b) December 9, 2005.

(3) Company agreed to pay $ 30,000 of principal due on the March 2005 Note promptly after receipt of the proceeds of the "Second Closing" (as that term is defined in the Promissory Note by and between Trust and Montgomery Equity Partners, Ltd., dated April 14, 2005).

The extension of the maturity dates changes to the Notes; in all other respects the Notes remain the same.

     Mr. Jay Howard Linn, the Trustee of Trust III is the Acting Chief Financial Officer of the Company and Mr. Leigh M. Rothschild, the sole Director of the Company is the primary beneficiary of Trust III.

ITEM 5.03      AMENDMENTS TO ARTICLES OF INCORPORATION OR
               BYLAWS; CHANGE IN FISCAL YEAR

     In May 2005 the Registrant was advised by the Secretary of State of the State of Delaware, that the State had failed to notify the Registrant that the use of the word "Trust" in its corporate name was inconsistent with the applicable provisions of the Delaware Banking Law and requested that the Registrant change its name. Therefore, the Registrant changed its name to Connected Media Technologies, Inc. The Amendment was approved by shareholders owning an excess of fifty (50%) percent of the outstanding common stock of Registrant in accordance with Delaware Law without holding a meeting of shareholders.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

  (c)               Exhibits

  1.       Loan Extension Agreement
  2. Amendment to the Company's Certificate of Incorporation changing the name of the corporation to Connected Media Technologies, Inc.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                CONNECTED MEDIA TECHNOLOGIES, INC.
                        (Registrant)

                By: /s/ Jeffrey W. Sass
                    President and Chief Executive Officer



DATED: May 18, 2005